Exhibit 99.1

EXECUTIVE EMPLOYMENT AGREEMENT

THIS EXECUTIVE EMPLOYMENT AGREEMENT (the “Agreement”) is made and entered into as of the 31st day of January 2020 and will be effective as of the 1st day of February 1, 2020 (the “Effective Date”), between MCTC Holdings, Inc., a Delaware corporation, whose principal place of business is 520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071 (the “Company”) and Robert L. Hymers III, an individual (the “Executive”).

This agreement supersedes any and all previous employment agreements as of the effective date.

RECITALS

A. The Company is a Delaware corporation and is principally engaged in the business hemp extract and cannabis market sectors (the “Business”).

B. The Executive has extensive experience in financial management and financial management, accounting and SEC reporting.

C. The Company desires to employ the Executive and the Executive desires to be employed by the Company.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Executive do hereby agree as follows:

1. Recitals. The above recitals are true, correct, and are herein incorporated by reference.

2. Employment. The Company hereby employs the Executive, and the Executive hereby accepts employment, upon the terms and conditions hereinafter set forth.

3. Authority and Power During Employment Period.

a. Duties and Responsibilities. During the term of this Agreement, the Executive shall serve as the Chief Financial Officer for the Company and shall have general executive operating supervision over the accounting and information technology departments of the Company, its subsidiaries and divisions, subject to the guidelines and direction of the Board of Directors of the Company. Additionally, the Executive will provide support relative to other business functions as mutually agreed to with the Board of Directors.

b. Time Devoted. Throughout the term of the Agreement, the Executive shall devote sufficient time to the Company to ensure Duties and Responsibilities are performed in a professional manner as determined by the Board of Directors. It is understood by the Executive and the Board of Directors that the Executive shall have other business interests to which a considerable portion of the Executive’s time will be devoted.

4. Term. The Term of employment hereunder will commence on the date as set forth above and terminate One (1) year from the Effective Date, and such term shall automatically be extended for a one (1) year term thereafter at the request of the Company. For purposes of this Agreement, the Term (the “Term”) shall include the initial term and all renewals thereof.

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5. Compensation and Benefits.

a. Salary. The Executive shall be paid a base salary (the “Base Salary”) at an annual rate of One Hundred and Twenty Thousand Dollars ($120,000) beginning at the Effective Date of this Agreement for the first year. At the end of the one year Term, the Executive shall have the right to convert any unpaid Salary to common shares at a price to be determined in mutual agreement with the Board of Directors and the Executive.

b. Common Share Compensation. The Executive shall receive Seven Hundred Fifty Thousand (750,000) restricted common shares of the Company common stock as of the Effective Date. Vesting will be immediate. The Company will register these shares on a best efforts basis on its next registration statement to be filed with the Commission.

c. Annual Bonus.

(a) For each fiscal year of the Employment Term, the Executive shall be eligible to receive an annual bonus (the “Annual Bonus”). However, the decision to provide any Annual Bonus and the amount and terms of any Annual Bonus shall be in the sole and absolute discretion of the Board.

(b) The Annual Bonus, if any, will be paid at a time in the discretion of the Board.

(c) in order to be eligible to receive an Annual Bonus, the Executive must be employed by the Company on the last day of the applicable fiscal year end that Annual Bonuses are paid.

d. Executive Benefits. The Executive shall be entitled to participate in and benefit programs of the Company should the Board of Directors implement such a plan.

e. Equity Awards. During the Employment Term, the Executive shall be eligible to participate in the Company’s Equity Incentive Plan or any successor plan (the “Plan”), subject to the terms of the Plan, as determined by the Board or the Compensation Committee, in its discretion from time to time.

f. Vacation. During each fiscal year of the Company, the Executive shall be entitled to four (4) weeks paid-time-off per year.

g. Business Expense Reimbursement. During the Term of employment, the Executive shall be entitled to receive proper reimbursement for all reasonable, out-of-pocket expenses incurred by the Executive (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder, provided the Executive properly accounts therefore.

6. Consequences of Termination of Employment.

a. Death. In the event of the death of the Executive during the Term, salary and earned bonus shall be paid to the Executive’s designated beneficiary, or, in the absence of such designation, to the estate or other legal representative of the Executive until the date of death. Other death benefits will be determined in accordance with the terms of the Company’s benefit programs and plans.

b. Disability.

(1) In the event of the Executive’s disability, as hereinafter defined, the Executive shall be entitled to all monies due to the Executive and ant unvested common share awards will immediately vest.

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(2) “Disability,” for the purposes of this Agreement, shall be deemed to have occurred in the event (A) the Executive is unable by reason of sickness or accident to perform the Executive’s duties under this Agreement for an aggregate of 30 days in any twelve-month period or (B) the Executive has a guardian of the person or estate appointed by a court of competent jurisdiction. Termination due to disability shall be deemed to have occurred upon the first day of the month following the determination of disability as defined in the preceding sentence.

Anything herein to the contrary notwithstanding, if, following a termination of employment hereunder due to disability as provided in the preceding paragraph, the Executive becomes reemployed, whether as an Executive or a consultant to the Company, any salary, annual incentive payments or other benefits earned by the Executive from such reemployment shall offset any salary continuation due to the Executive hereunder commencing with the date of re-employment.

c. Termination by the Company for Cause.

(1) Nothing herein shall prevent the Company from terminating Employment for “Cause,” as hereinafter defined. The Executive shall continue to receive salary only for the period ending twenty (20) days after the date of such termination plus any accrued Bonus through such date of termination. Any rights and benefits the Executive may have in respect of any other compensation shall be determined in accordance with the terms of such other compensation arrangements or such plans or programs.

(2) “Cause” shall mean and include those actions or events specified below in subsections (A) through (G) to the extent the same occurs, or the events constituting the same take place, subsequent to the date of execution of this Agreement: (A) Committing or participating in an injurious act of fraud, gross neglect or embezzlement against the Company; (B) committing or participating in any other injurious act or omission in a manner which was negligent against the Company, monetarily or otherwise; (C) engaging in a criminal enterprise involving moral turpitude; (D) conviction of an act or acts constituting a felony under the laws of the United States or any state thereof; (E) any assignment of this Agreement by the Executive in violation of Section 14 of this Agreement; (F) failure to discharge duties under this Agreement; (G) failure to reorganize accounting department or reduce overhead; or (H) general failure to satisfy Board of Directors or President as to performance of duties. No actions, events or circumstances occurring or taking place at any time prior to the date of this Agreement shall, in any event, constitute or provide any basis for any termination of this Agreement for Cause;

(3) Notwithstanding anything else contained in this Agreement, this Agreement will not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a notice of termination stating that the Executive committed one of the types of conduct set forth in this Section 6(c) contained in this Agreement and specifying the particulars thereof and the Executive shall be given a ten (10) day period to cure such conduct, if possible.

d. Termination by the Company Other than for Cause. The foregoing notwithstanding, the Company may terminate the Executive’s employment for whatever reason it deems appropriate; provided, however, that in the event such termination is not based on Cause, as provided in Section 6(c) above, the Company may terminate this Agreement upon giving three (3) months’ prior written notice. During such a three (3) month period, the Executive shall continue to perform the Executive’s duties pursuant to this Agreement, and the Company shall continue to compensate the Executive in accordance with this Agreement. After the three (3) month the company will continue to pay the Executive his salary for the lesser of twelve (12) months or the remainder of this agreement. All granted options vest immediately upon termination other than cause.

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e. Voluntary Termination. In the event the Executive terminates the Executive’s employment on the Executive’s own volition (except as provided in Section 6(f) and/or Section 6(g)) prior to the expiration of the Term of this Agreement, including any renewals thereof, Executive shall be limited to salary, vested common shares and earned bonus, if any, to date of voluntary termination. The Executive will be expected to give ample notice of termination to allow the company a transition period to the new executive.

f. Termination Following a Change of Control.

(1) In the event that a “Change in Control” of the Company shall occur at any time during the Term hereof, the Executive shall have the right to terminate the Executive’s employment under this Agreement upon thirty (30) days written notice given at any time within one year after the occurrence of such event, and such termination of the Executive’s employment with the Company pursuant to this Section 6(g)(1), and, in any such event, Executive shall be entitled to (A) vesting of all options; and (B) payment of remaining salary and benefits for the greater of the Term of contract at salary or one year.

(2) For purposes of this Agreement, a “Change in Control” of the Company shall mean a change in control (A) as set forth in Section 280G of the Internal Revenue Code or (B) of a nature that would be required to be reported in response to Item 1 of the current report on Form 8K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as:

(A) any “person”, other than the Executive, (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s outstanding securities then having the right to vote at elections of directors; or,

(B) the business of the Company for which the Executive’s services are principally performed is disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary of the Company) or otherwise.

Anything herein to the contrary notwithstanding, this Section 6(f) will not apply where the Executive gives the Executive’s explicit written waiver stating that for the purposes of this Section 6(f) Change in Control shall not be deemed to have occurred. The Executive’s participation in any negotiations or other matters in relation to a Change in Control shall in no way constitute such a waiver which can only be given by an explicit written waiver as provided in the preceding sentence.

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7. Covenant For Non-Disclosure of Information

a. Non-Disclosure of Information. In the event Executive’s employment has been terminated pursuant to either Section 6(b) or Section 6(c) hereof, Executive agrees that, during the Restricted Period, Executive will not use or disclose any Proprietary Information of the Company for the Executive’s own purposes or for the benefit of any entity engaged in Competitive Business Activities. As used herein, the term “Proprietary Information” shall mean trade secrets or confidential proprietary information of the Company which are material to the conduct of the business of the Company. No information can be considered Proprietary Information unless the same is a unique process or method material to the conduct of Company’s Business, or is a customer list or similar list of persons engaged in business activities with Company, or if the same is otherwise in the public domain or is required to be disclosed by order of any court or by reason of any statute, law, rule, regulation, ordinance or another governmental requirement. Executive further agrees that in the event his employment is terminated pursuant to Sections 6(b) or 6(c) above, all Documents in his possession at the time of his termination shall be returned to the Company at the Company’s principal place of business.

b. Documents. “Documents” shall mean all original written, recorded, or graphic matters whatsoever, and any and all copies thereof, including, but not limited to: papers; books; records; tangible things; correspondence; communications; telex messages; memoranda; work-papers; reports; affidavits; statements; summaries; analyses; evaluations; client records and information; agreements; agendas; advertisements; instructions; charges; manuals; brochures; publications; directories; industry lists; schedules; price lists; client lists; statistical records; training manuals; computer printouts; books of account, records and invoices reflecting business operations; all things similar to any of the foregoing however denominated. In all cases where originals are not available, the term “Documents” shall also mean identical copies of original documents or non-identical copies thereof.

c. Company’s Clients. The “Company’s Clients” shall be deemed to be any partnerships, corporations, professional associations or other business organizations for whom the Company has performed Business Activities.

d. Restrictive Period. The “Restrictive Period” shall be deemed to be twelve (12) months following termination of this Agreement pursuant to Sections 6(b) or 6(c) of this Agreement.

g. Covenants as Essential Elements of this Agreement. It is understood by and between the parties hereto that the foregoing covenants contained in Sections 7(a) through (d) are essential elements of this Agreement, and that but for the agreement by the Executive to comply with such covenants, the Company would not have agreed to enter into this Agreement. Such covenants by the Executive shall be construed to be agreements independent of any other provisions of this Agreement. The existence of any other claim or cause of action, whether predicated on any other provision in this Agreement, or otherwise, as a result of the relationship between the parties shall not constitute a defense to the enforcement of such covenants against the Executive.

h. Survival After Termination of Agreement. Notwithstanding anything to the contrary contained in this Agreement, the covenants in Sections 7(a) and (b) shall survive the termination of this Agreement and the Executive’s employment with the Company.

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i. Remedies.

(1) The Executive acknowledges and agrees that the Company’s remedy at law for a breach or threatened breach of any of the provisions of Section 7 herein would be inadequate and a breach thereof will cause irreparable harm to the Company. In recognition of this fact, in the event of a breach by the Executive of any of the provisions of Section 7, the Executive agrees that, in addition to any remedy at law available to the Company, including, but not limited to monetary damages, all rights of the Executive to payment or otherwise under this Agreement and all amounts then or thereafter due to the Executive from the Company under this Agreement may be terminated and the Company, without posting any bond, shall be entitled to obtain, and the Executive agrees not to oppose the Company’s request for equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available to the Company.

(2) The Executive acknowledges that the granting of a temporary injunction, temporary restraining order or permanent injunction merely prohibiting the use of Proprietary Information would not be an adequate remedy upon breach or threatened breach of Section 7 and consequently agrees, upon proof of any such breach, to the granting of injunctive relief prohibiting any form of competition with the Company. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach.

8. Indemnification.

The Executive shall continue to be covered by the Articles of Incorporation and/or the Bylaws of the Company with respect to matters occurring on or prior to the date of termination of the Executive’s employment with the Company, subject to all the provisions of Delaware and Federal law and the Articles of Incorporation and Bylaws of the Company then in effect. Such reasonable expenses, including attorneys’ fees that may be covered by the Articles of Incorporation and/or Bylaws of the Company shall be paid by the Company on a current basis in accordance with such provision, the Company’s Articles of Incorporation and Florida law. To the extent that any such payments by the Company pursuant to the Company’s Articles of Incorporation and/or Bylaws may be subject to repayment by the Executive pursuant to the provisions of the Company’s Articles of Incorporation or Bylaws, or pursuant to Florida or Federal law, such repayment shall be due and payable by the Executive to the Company within twelve (12) months after the termination of all proceedings, if any, which relate to such repayment and to the Company’s affairs for the period prior to the date of termination of the Executive’s employment with the Company and as to which Executive has been covered by such applicable provisions.

9. Withholding. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Executive or the Executive’s estate or beneficiaries shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other arrangements pursuant to which it is satisfied that such tax and other payroll obligations will be satisfied in a manner complying with applicable law or regulation.

10. Notices. Any notice required or permitted to be given under the terms of this Agreement shall be sufficient if in writing and if sent postage prepaid by registered or certified mail, return receipt requested; by overnight delivery; by courier; or by confirmed telecopy, in the case of the Executive to the Executive’s last place of business or residence as shown on the records of the Company, or in the case of the Company to its principal office as set forth in the first paragraph of this Agreement, or at such other place as it may designate.

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11. Waiver. Unless agreed in writing, the failure of either party, at any time, to require performance by the other of any provisions hereunder shall not affect its right thereafter to enforce the same, nor shall a waiver by either party of any breach of any provision hereof be taken or held to be a waiver of any other preceding or succeeding breach of any term or provision of this Agreement. No extension of time for the performance of any obligation or act shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

12. Completeness and Modification. This Agreement constitutes the entire understanding between the parties hereto superseding all prior and contemporaneous agreements or understandings among the parties hereto concerning the Employment Agreement. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties or, in the case of a waiver, by the party to be charged.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one agreement.

14. Binding Effect/Assignment. This Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors and assigns. This Agreement shall not be assignable by the Executive but shall be assignable by the Company in connection with the sale, transfer or other disposition of its business or to any of the Company’s affiliates controlled by or under common control with the Company.

15. Governing Law. This Agreement shall become valid when executed and accepted by the Company and signed by the Executive. The parties agree that it shall be deemed made and entered into in the State of California and shall be governed and construed under and in accordance with the laws of the State of California, County of Los Angeles. Anything in this Agreement to the contrary notwithstanding, the Executive shall conduct the Executive’s business in a lawful manner and faithfully comply with applicable laws or regulations of the state, city or other political subdivision in which the Executive is located.

16. Further Assurances. All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

17. Headings. The headings of the sections are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

18. Survival. Any termination of this Agreement shall not, however, affect the ongoing provisions of this Agreement which shall survive such termination in accordance with their terms.

19. Severability. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provision of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

20. Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys’ fees at all trial and appellate levels, expenses and costs.

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21. Venue. Company and Employee acknowledge and agree that Los Angeles, California, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either, directly or indirectly, under or in connection with this Agreement and the parties further agree that, in the event of litigation arising out of or in connection with this Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

22. Construction. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

THE EXECUTIVE ACKNOWLEDGES THAT HE HAS READ THIS ENTIRE AGREEMENT, HAS HAD THE OPPORTUNITY TO DISCUSS THIS WITH HIS COUNSEL AND FURTHER ACKNOWLEDGES THAT HE UNDERSTANDS THE RESTRICTIONS, TERMS AND CONDITIONS IMPOSED UPON THE EXECUTIVE BY THIS AGREEMENT AND UNDERSTANDS THAT THESE RESTRICTIONS, TERMS AND CONDITIONS MAY BE BINDING UPON THE EXECUTIVE DURING AND AFTER TERMINATION OF THE EMPLOYMENT OF THE EXECUTIVE.

IN WITNESS WHEREOF, the parties have executed this Agreement as of date set forth in the first paragraph of this Agreement.

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IN AGREEMENT:

THE COMPANY

MCTC HOLDINGS, INC.

/S ARMAN TABATABAEI

ARMAN TABATABAEI

CHIEF EXECUTIVE OFFICER

THE EXECUTIVE

/S/ ROBERT L. HYMERS III

ROBERT L. HYMERS III

CHIEF FINANCIAL OFFICER

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